UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Side Letter Agreement

Nuburu, Inc. (the “Company”) entered into a Side Letter Agreement, effective as of September 30, 2026 (the “Side Letter”) with Esousa Group Holdings, LLC and other purchasers who were a party to the Securities Purchase Agreement, dated as of July 15, 2026 (the “Purchase Agreement”), among the Company and the purchasers named therein. The Side Letter revises the definition of “Black Scholes Value” in the Pre-Funded Common Stock Purchase Warrant, dated July 17, 2026 (the “Warrant”), issued by the Company to Esousa Group Holdings, LLC, to make adjustments relating to valuation in the case of certain fundamental transactions. The Side Letter also provides that certain holders of the Company’s Series B preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), issued pursuant to the Purchase Agreement agree to forfeit any right to receive shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to the extent such shares would be received as a result of a conversion price less than $0.10 per share. In addition, the Side Letter establishes a monthly penalty payment payable by the Company if it fails to register shares of Common Stock issuable upon conversion of the Series B Preferred Stock on a registration statement filed with the Securities and Exchange Commission by certain dates.

Cancellation of Promissory Note

The Company entered into a Stock Purchase and Note Cancellation Agreement, effective as of September 30, 2026 (the “Cancellation Agreement”), with Brick Lane Capital Management Limited (“Brick Lane”). On February 6, 2026, pursuant to a Securities Purchase Agreement, Brick Lane sold 295,000 ordinary shares of Heckler & Koch AG (the “H&K Shares”) to the Company in exchange for a purchase price of $15,000,000, which was paid in the form of a Subordinated Convertible Note, dated February 6, 2026 (the “Convertible Note”), issued by the Company to Brick Lane in the principal amount of $15,000,000. In the Cancellation Agreement, the Company and Brick Lane agreed to the Company’s return of the H&K Shares to Brick Lane in exchange for the cancellation of the Convertible Note.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the closing of the Company’s planned acquisition of a 70% interest in Tekne, S.p.A.; (2) the success of the Company’s transformation plan; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) the ability to meet NYSE American listing standards; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) volatility in the financial system and markets caused by geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	October 6, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer